Exhibit 99.1

Blue Apron Names Randy J. Greben Chief Financial Officer

Greben Brings Over Two Decades of Experience in Finance, E-Commerce Operations,

and Strategic Planning

NEW YORK, January 4, 2021 – Blue Apron Holdings, Inc. (NYSE: APRN) announced that Randy J. Greben has been named Chief Financial Officer and Treasurer, effective January 6, 2021.

Greben brings more than 20 years of finance and e-commerce operations experience to his new role, including a record of implementing strategic growth and scaling initiatives. As Chief Financial Officer, he will be responsible for Blue Apron’s financial and treasury functions, reporting to President and Chief Executive Officer Linda Findley Kozlowski.

“Randy has helped drive growth in new business operations across different sales channels, while also implementing strategies to efficiently manage business operations. We believe that his experience across direct-to-consumer, e-commerce, and the food industry will be an asset to our senior management team and finance department,” said Kozlowski. “I look forward to Randy’s contributions in 2021 as we continue to build on our 2020 progress and the execution of our growth strategy.”

Prior to joining Blue Apron, Greben was Senior Vice President, Chief Financial Officer at ANN Inc., which was a subsidiary of Ascena Retail Group, Inc. In his role, he oversaw corporate and brand finance, strategic planning, e-commerce product management, credit and loyalty programs, and several new business activations for the Ann Taylor, LOFT, and Lou & Grey brands. Greben also oversaw strategy implementation for multiple new business ventures, including the omni-channel launch for factory and outlet stores, and a next generation digital loyalty program.

Prior to ANN Inc., Greben served for approximately four years first as Chief Financial Officer and then as Chief Financial Officer and General Manager at Quidsi, which was a subsidiary of Amazon.com and a business best known for its flagship websites Diapers.com, Soap.com, and Wag.com. While there, he led approximately 1,300 associates across four locations in finance, accounting, tax, inventory management, operations, logistics, and customer care. At Quidsi, Greben helped develop a business strategy to drive growth and profitability. Prior to Quidsi, Greben served as central finance director for Tesco's U.S. venture, Fresh & Easy Neighborhood Markets, Inc., and held multiple finance roles at Taco Bell, a YUM! Brands company.

“Blue Apron has built a solid foundation and made progress against its growth strategy over the past year and a half,” said Greben. “As a fan of the brand and its mission, I am excited to work with Linda, the entire Blue Apron team, and the Board of Directors to help drive the next phase of the company’s growth strategy as it leans into product innovation, scale and marketing investment.”

Greben received a Bachelor of Science in Hotel and Restaurant Administration from Cornell University and a Master of Business Administration from the University of California, Irvine – Paul Merage School of Business.

About Blue Apron

Blue Apron’s vision is “better living through better food.” Launched in 2012, Blue Apron offers fresh, chef-designed recipes that empower home cooks to embrace their culinary curiosity and challenge their abilities to see what a difference cooking quality food can make in their lives. Through its mission to spark discovery, connection and joy through cooking, Blue Apron continuously focuses on bringing incredible recipes to their customers, while minimizing its carbon footprint, reducing food waste, and promoting diversity and inclusion.

Forward-Looking Statement

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Forward-looking statements in this press release include, but are not limited to, statements relating to the Company’s plans to execute on its growth strategy. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include, without limitation, the company achieving its expectations with regards to its expenses and net revenue; its ability to grow adjusted EBITDA and to achieve or maintain profitability; the continued sufficiency of the company’s cash resources; the company’s need for additional financing; its ability to effectively manage expenses and cash flows, and its ability to remain in compliance with the financial and other covenants under the company’s indebtedness; its ability, including the timing and extent, to sufficiently manage costs and to fund investments in operations from cash from operations or additional financings in amounts necessary to continue to support the execution of the company’s growth strategy; its ability, including the timing and extent, to successfully execute the company’s growth strategy, cost-effectively attract new customers and retain existing customers, continue to expand its direct-to-consumer product offerings and continue to benefit from the implementation of operational efficiency practices; its ability to sustain the increased demand resulting from the COVID-19 pandemic and to retain new customers; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, including as a result of the company’s inability to meet demand due to loss of adequate labor, whether as a result of heightened absenteeism or challenges in recruiting and retention or otherwise, prolonged closures, or series of temporary closures, of one or more fulfillment centers and supply chain or carrier interruptions or delays; changes in consumer behaviors that could lead to declines in demand, both as COVID-19 related restrictions continue to be lifted to varying degrees across the United States, and/or consumer fears dissipate, and/or as a result of the COVID-19 pandemic’s impact on financial markets and economic conditions, including on consumer spending habits; achieving its expectations regarding the benefits and expected costs and charges associated with temporarily reopening its Arlington fulfillment center; its ability to maintain and grow the value of the company’s brand and reputation; its expectations regarding, and the stability of, its supply chain, including potential shortages or interruptions in the supply or delivery of ingredients, as a result of COVID-19 or otherwise; its ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; its ability to accommodate general changes in consumer tastes and preferences or in consumer spending; its ability to effectively compete; its ability to attract and retain qualified employees and key personnel in sufficient numbers; its ability to comply with modified or new laws and regulations applying to its business; risks resulting from its vulnerability to adverse weather conditions, natural disasters and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the Securities and Exchange Commission (“SEC”) on October 29, 2020, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Contacts for Blue Apron

Investor Contact

investor.relations@blueapron.com

Joseph Jaffoni, Richard Land, James Leahy

JCIR

aprn@jcir.com or 212-835-8500

Media Contact

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com